Income Taxes	12 Months Ended
Dec. 30, 2012
Income Taxes [Abstract]
Income Taxes
(10) Income Taxes
Income tax expense (benefit) on loss from continuing operations for the periods shown below consisted of:

	Current	Deferred	Total
Year ended December 30, 2012:
U.S. Federal	$149	$—	$149
State and local	(356)	—	(356)

	$(207)	—	$(207)

Year ended January 1, 2012:
U.S. Federal	$(1,368)	$—	$(1,368)
State and local	(435)	—	(435)

	$(1,803)	—	$(1,803)

Year ended December 31, 2010:
U.S. Federal	$—	$—	$—
State and local	(155)	—	(155)

	$(155)	—	$(155)

Income tax expense (benefit) differed from the amounts computed by applying the U.S. federal income tax rate of 34% to income (loss) from continuing operations before income taxes as a result of the following:

	Year Ended December 30, 2012	Year Ended January 1, 2012	Year Ended December 31, 2010
Computed “expected” tax benefit	$(9,303)	$(8,171)	$(8,755)
Increase (decrease) in income tax benefit resulting from:
State and local income taxes, net of federal benefit	20	(367)	—
Nondeductible meals, entertainment, and other expenses	393	358	82
Return to provision adjustment	288	6	(60)
Impairment of Non-Deductible Goodwill	—	51	—
Change in valuation allowance	8,462	6,183	7,755
Increase (decrease) to provision for unrecognized tax benefits	(356)	120	(155)
Preferred stock dividend	—	—	899
Other	289	17	79

	$(207)	$(1,803)	$(155)

During the year ended December 30, 2012, the income tax benefit, net of income tax valuation allowance, was $207.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets as of December 30, 2012 and January 1, 2012 are presented below:

	December 30, 2012	January 1, 2012
Current deferred tax assets:
Accounts receivable, principally due to allowance for doubtful accounts	$962	$1,165
Accrued expenses	12,077	12,976
Inventory capitalization	2,356	2,356

Gross current deferred tax assets	15,395	16,497
Less valuation allowance	(15,395)	(16,497)

Net current deferred tax assets	—	—

Non-current deferred tax assets:
Derivative instruments	17,870	20,219
Pension and other postretirement benefit obligation	8,922	7,489
Long-lived and intangible assets, principally due to differences in depreciation and amortization	160,131	183,794
Net operating losses	242,272	204,955

Gross non-current deferred tax assets	429,195	416,457
Less valuation allowance	(429,195)	(416,457)

Net non-current deferred tax assets	—	—

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.
During the year ended December 31, 2010, the valuation allowance increased by $10,980, of which $5,617 was charged to earnings and $5,363 was recorded through accumulated other comprehensive income. During the year ended January 1, 2012, the valuation allowance increased by $2,707 of which $6,551 was charged to earnings and $3,844 was recorded as a reduction through accumulated other comprehensive income. During the year ended December 30, 2012, the valuation allowance increased by $11,636 of which $11,795 was charged to earnings, $513 was charged to discontinued operations, and $672 was recorded as a reduction through accumulated other comprehensive income.
At December 30, 2012, the Company had net operating loss carryforwards for Federal and state income tax purposes of approximately $632,120, which are available to offset future taxable income, if any. These Federal and state net operating loss carryforwards begin to expire on various dates from 2018 through 2031. A portion of these net operating losses are subject to the limitations of Internal Revenue Code (the “Code”) Section 382. This section provides limitations on the availability of net operating losses to offset current taxable income if significant ownership changes have occurred for Federal tax purposes.
At December 30, 2012, the Company had uncertain tax positions of $4,677 which, if recognized, would impact the effective tax rate. The Company did not record significant amounts of interest and penalties related to uncertain tax positions for the year ended December 30, 2012. Certain amounts were recognized in 2012 due to expiration of the statute of limitations.

A reconciliation of the beginning and ending amount of uncertain tax positions for the years ended December 30, 2012 and January 1, 2012 are as follows:

Balance as of January 1, 2011	$4,913
Increases based on tax positions prior to 2011	120

Uncertain tax positions as of January 1, 2012	$5,033
Decreases based on tax positions prior to 2012	(399)
Increases based on tax positions prior to 2012	43

Uncertain tax positions as of December 30, 2012	$4,677

The Company does not anticipate significant increases or decreases in our uncertain tax positions within the next twelve months. The Company recognizes penalties and interest relating to uncertain tax positions in the provision for income taxes.
The Company files a U.S. federal consolidated income tax return for which the statute of limitations remains open for the 2009 tax year and beyond. U.S. state jurisdictions have statute of limitations generally ranging from 3 to 6 years.